TERMINATION AND PURCHASE AGREEMENT

         THIS TERMINATION AND PURCHASE AGREEMENT (the "Agreement") is made and entered into as of November 11, 2002 by and between Oryx Technology Corp., a Delaware corporation ("Oryx") and Oryx Advanced Materials, Inc., a California corporation ("Buyer").

         WHEREAS, Oryx and Buyer have entered into that certain License Agreement dated as of June 1, 1999 (the "Original Agreement") as amended by that First Amendment to License Agreement dated as of March 1, 2002 (the "First Amendment" and, together with the Original Agreement, the "License Agreement").

         WHEREAS, Oryx and Buyer desire to terminate the License Agreement in its entirety and provide for the sale by Oryx to Buyer of the intellectual property that is the subject of the License Agreement, on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

         1. Definitions. When used herein:

                  (a) "Business" shall mean the Intragene and related coating business acquired by Buyer pursuant to the terms of that certain Asset Purchase Agreement dated as of June 1, 1999 by and between Oryx and Buyer.

                  (b) "Marks" shall mean the trademark "Oryx Materials" and all trade or service mark registrations (and any applications therefor) associated therewith.

                  (c) "Patents" shall mean the following patents: (i) U.S. Patent 4,535,029 dated 8/13/85, (ii) U.S. Patent 4,426,423 dated 11/17/84, (iii)
U.S. Patent  4,358,506 dated 11/9/82,  (iv) U.S. Patent  4,376,806 dated 3/15/83 and (v) U.S. Patent 4,396,677 dated 8/2/83.

                  (d) "Purchased Technology" shall mean all of Oryx' proprietary technology relating to the Business which has been licensed to Buyer under the License Agreement including, but not limited to, the Marks, the Patents, the Technical Information and the Trade Secrets.

                  (e) "Technical Information" shall mean all data in written, tangible or machine-readable form, relating to the Patents and the Trade Secrets which has been disclosed to Buyer by Oryx pursuant to the terms of the License Agreement.

                  (f) "Trade Secrets" shall mean all of Oryx' inventions, inventor's notes, copyrights, formulae, know-how, trade secrets, drawings and designs relating to the Business and licensed pursuant to the License Agreement.

         2. Sale of Purchased Technology. Oryx and Buyer hereby agree that Oryx shall sell to Buyer the Purchased Technology for a purchase price of seventy thousand dollars ($70,000), payable in cash. Upon payment of the full purchase price on or before November 30, 2002, Oryx


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shall  execute a Bill of Sale,  in  substantially  the form  attached  hereto as
Exhibit A, transferring the Purchased Technology to Buyer.

         3. Taxes. Buyer hereby agrees to pay any sales, transfer or other taxes arising from the sale of the Purchased Technology and shall indemnify and hold harmless Oryx with respect to any such taxes.

         4. Disclaimer. THE SALE OF THE PURCHASED TECHNOLOGY IS BEING MADE "AS IS" AND "WHERE IS," "WITH NO WARRANTIES OR REPRESENTATIONS OF ANY KIND BY ORYX TO BUYER. ORYX MAKES, AND HAS MADE, NO WARRANTIES, EXPRESS OR IMPLIED, TO BUYER AND BUYER HEREBY EXPRESSLY WAIVES THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR USE, IF ANY, AND ALL OTHER WARRANTIES EXPRESS OR IMPLIED. BUYER ACKNOWLEDGES THAT BUYER IS NOT RELYING UPON ANY REPRESENTATIONS OF ORYX AND THAT BUYER HAS UNDERTAKEN BUYER'S OWN DUE DILIGENCE REGARDING THE QUALITY, CONDITION AND VALUE, IF ANY, OF THE PURCHASED TECHNOLOGY BEING SOLD HEREIN. ORYX SHALL NOT BE LIABLE FOR ANY INJURY OR DAMAGE TO BUYER, OR TO ANY OTHER PERSON CAUSED DIRECTLY OR INDIRECTLY BY THE USE OF THE PURCHASED TECHNOLOGY OR THE SALE OR USE OF ANY PRODUCT INCORPORATING SUCH PURCHASED TECHNOLOGY BY BUYER; PROVIDED FURTHER, THAT IN NO EVENT SHALL ORYX BE LIABLE TO ANY PERSON, FIRM, OR CORPORATION FOR ANY LOSS OR INJURY TO ANY PERSON, FIRM, OR CORPORATION FOR ANY LOSS OR INJURY TO EARNINGS, PROFITS, OR GOODWILL, OR FOR ANY DIRECT, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING OUT OF BUYER'S SALE OR USE OF ANY PRODUCT INCORPORATING SUCH PURCHASED TECHNOLOGY.

         5. Termination of License Agreement. Upon receipt by Oryx of the full purchase price referred in Section 2 above, the License Agreement shall terminate in its entirety and neither Oryx or Buyer shall have any further rights, obligations, remedies, claims or causes of action under the License Agreement.

         6. Miscellaneous.

                  (a) Complete Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter thereof and hereof and supercede all prior agreements of the parties and all representations, warranties, undertakings and understandings, whether written or verbal, made with respect to the same subject matter. This Agreement may not be changed or modified in any manner, orally or otherwise, except in writing, in the form of an amendment, duly executed by each of the parties hereto.

                  (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California applied to agreements among California residents entered into and to be performed entirely within California.

                  (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and


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

the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first written above.


                                                ORYX TECHNOLOGY CORP.


                                                By:  /s/ Philip J. Micciche
                                                   -----------------------------

                                                Name:   Philip J. Micciche
                                                     ---------------------------

                                                Title:   CEO
                                                      --------------------------


                                                ORYX ADVANCED MATERIALS, INC.


                                                By:   /s/ Victor Tan
                                                   -----------------------------

                                                Name:    Victor Tan
                                                     ---------------------------


                                                Title:   President
                                                      --------------------------


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

                                    EXHIBIT A

                                  Bill of Sale

                                  BILL OF SALE

         THIS BILL OF SALE is made and entered into as of November 11, 2002 by and between Oryx Technology Corp, a Delaware corporation ("Oryx") and Oryx Advanced Materials, Inc., a California corporation ("Buyer").

         A. Buyer and Oryx have executed and delivered a Termination and Purchase Agreement, dated as of November 11, 2002 (the "Agreement"), pursuant to which Buyer has agreed to purchase from Oryx the intellectual property of Oryx related to the Business (as defined in the Agreement).

         B. This Bill of Sale is being executed and delivered in order to effect the transfer to Buyer of the Purchased Technology (as defined in the Agreement) pursuant to the terms of the Agreement. Terms used herein that are defined in the Agreement but not otherwise defined herein shall have the respective meanings assigned to them therein.

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

         1. Assignment. Oryx does hereby convey, grant, bargain, sell, transfer, assign and deliver unto Buyer, its successors and assigns, and Buyer does hereby purchase all right, title and interest of Oryx in and to the Purchased Assets, as defined in the Agreement.

                  TO HAVE AND TO HOLD all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto Buyer, its successors and assigns forever, to it and their own use and benefit.

         2. Disclaimer. THIS SALE IS MADE "AS IS" AND "WHERE IS" WITH NO WARRANTIES OR REPRESENTATIONS OF ANY KIND BY ORYX TO BUYER. ORYX MAKES, AND HAS MADE, NO WARRANTIES, EXPRESS OR IMPLIED, TO BUYER AND BUYER HEREBY EXPRESSLY WAIVES THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR USE, IF ANY, AND ALL OTHER WARRANTIES EXPRESS OR IMPLIED. BUYER ACKNOWLEDGES THAT BUYER IS NOT RELYING UPON ANY REPRESENTATIONS OF ORYX AND THAT BUYER HAS UNDERTAKEN BUYER'S OWN DUE DILIGENCE REGARDING THE QUALITY, CONDITION AND VALUE, IF ANY, OF THE PURCHASED TECHNOLOGY BEING SOLD HEREUNDER.

         3. Further Assurances. Oryx for itself and its successors and assigns, does hereby covenant with Buyer, its successor and assigns, that Oryx and its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto Buyer, its successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, and conveyed as Buyer, its successors or assigns, shall reasonably require, provided, however, that the Buyer, its successors and assigns shall prepare all necessary documentation at its own cost and expense.


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

         4. Counterparts. This Bill of Sale is executed pursuant to the Agreement and may be simultaneously executed in two or more counterparts, each of which as so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, Oryx and Buyer have caused this Bill of Sale to be executed on and as of the day and year first above written.


                                                ORYX TECHNOLOGY CORP.

                                                By:  /s/ Philip J. Micciche
                                                   -----------------------------

                                                Name:   Philip J. Micciche
                                                     ---------------------------

                                                Title:   CEO
                                                      --------------------------

                                                ORYX ADVANCED MATERIALS, INC.

                                                By:   /s/ Victor Tan
                                                   -----------------------------

                                                Name:    Victor Tan
                                                     ---------------------------

                                                Title:   President
                                                      --------------------------

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